Exhibit 10.18

                           GENERAL SECURITY AGREEMENT

      This GENERAL SECURITY AGREEMENT is made this 30 day of May 2003, between HUDSON TECHNOLOGIES COMPANY ("Debtor"), a corporation organized and existing pursuant to the laws of the State of Tennessee having an address at 275 North Middletown Road, Pearl River, New York 10965 and KELTIC FINANCIAL PARTNERS, LP ("Lender"), a Delaware limited partnership, with a place of business at 555 Theodore Fremd Avenue, Suite C-207, Rye, New York 10580.

  DEFINITIONS. All words and terms used in this Agreement shall have the meanings as set forth herein and where not otherwise defined herein shall be deemed to have the meanings as accorded to them in the Uniform Commercial Code as in effect from time to time ("UCC"). As used herein, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

            B. "Account" shall have the meaning given to such term in the UCC.

            C. "Account Debtor" shall mean any Person who is or may become obligated under or on account of any Account, Chattel Paper or General Intangible.

            D. "Agreement" shall mean this General Security Agreement.

            E. "Authenticate" shall mean to sign or to execute or otherwise adopt a symbol, or encrypt or similarly process a record in whole or in part, with the present interest of the authenticating person to identify the person and adopt or accept a Record.

            F. "Chattel Paper" shall have the meaning given to such term in the UCC.

            G. "Collateral" shall have the meaning given to such term in Section
2.1 hereof.

            H. "Commercial Tort Claim" shall have the meaning given to such term in Section 2.1 hereof.

            I. "Deposit Account" shall have the meaning given to such term in the UCC.

            J. "Document" shall have the meaning given to such term in the UCC.

            K. "Equipment" shall mean all machinery, equipment, office machinery, furniture, fixtures, conveyors, tools, materials storage and handling equipment, molds, dies, stamps and other equipment of every kind and nature and wherever situated now or hereafter owned by Debtor or in which Debtor may have any interest (to the extent of such interest), together with all additions and accessions thereto, all replacements and all accessories and parts therefor, all manuals, blueprints, know-how, warranties and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers or others in connection therewith, and together with all substitutes for any of the foregoing.

            L. "General Intangibles" shall mean all personal property and general intangibles, including, without limitation, all choses in action, causes of action, payment intangibles, corporate or other business records, inventions, blueprints, designs, patents,


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patent applications, copyrights, copyright applications, trademarks, trademark applications, trade names, trade secrets, goodwill, brand names, registrations, licenses, franchises, customer lists, tax refund claims, computer programs and software, operational manuals, capitalized finance costs, origination fees, all equipment formulations, manufacturing procedures, quality control procedures and product specifications relating to products sold under patents, trademarks or copyrights owned by Debtor or in which Debtor has an interest, the right to sue for all past, present and future infringements of such patents, trademarks and copyrights, all claims under guaranties, security interests or other security held by or granted to Debtor to secure payment of any of the Accounts by an Account Debtor, all rights to indemnification and all other intangible and personal property of every kind and nature (other than Receivables).

            M. "Goods" shall have the meaning given to such term in the UCC.

            N. "Instruments" shall have the meaning given to such term in the UCC.

            O. "Inventory" shall have the meaning given to such term in the UCC.

            P. "Investment Property" shall have the meaning given to such term in the UCC.

            Q. "Loan Agreement" shall mean the Revolving Loan Agreement dated the date hereof between the Debtor and Lender, as the same may be modified, amended, restated or replaced from time to time.

            R. "Loan Documents" shall mean the Revolving Note, the Term Note, the Loan Agreement executed and delivered by the Debtor to Lender, together with this Agreement and any and all other documents, instruments or agreements executed in connection therewith as the same may be modified, amended, restated or replaced from time to time.

            S. "Letter-of-Credit Rights" shall have the meaning given to such term in the UCC.

            T. "Obligations" shall mean and include all loans, advances, debts, liabilities, obligations, covenants and duties owing by Debtor to Lender or any affiliate of Lender of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under this Agreement, the other Loan Documents or under any other agreement or by operation of law, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or confirming of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now due or hereafter arising and however acquired, including, without limitation, all interest, charges, expenses, commitment, facility, collateral management or other fees, attorneys' fees and expenses, and any other sum chargeable to Debtor under this Agreement, the other Loan Documents or any other agreement with Lender.

            U. "Person" shall mean an individual, partnership, limited liability company, limited liability partnership, corporation, joint venture, joint stock company, land trust, business trust or unincorporated organization, or a government agency or political subdivision thereof.


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            V. "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

            W. "Receivables" shall mean and include all present and future Accounts including, without limitation, healthcare receivables, credit card receivables, software and license fees, contract rights, promissory notes, chattel paper, electronic chattel paper, Instruments and documents, all tax refunds and rights to receive tax refunds, bonds, certificates, rights to payment for the sale, lease or license of equipment and policies of insurance and insurance proceeds, investment securities, notes and instruments, deposit accounts book accounts, credits and reserves and all forms of obligations whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, and all rights in any merchandise or goods which any of the same may represent, all files and records with respect to any collateral or security given by Debtor to Lender, together with all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit, whether now owned or hereafter created or acquired by Debtor or in which Debtor now has or hereafter acquires any interest.

            X. "Record" shall mean information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form. If Lender so specifies with respect to a particular type of Record, that type of Record shall be signed or otherwise authenticated by Debtor.

            SECURITY INTEREST.

            Y. Security Interest. To secure the prompt payment and performance of all of the Obligations to Lender, Debtor hereby grants to Lender a first priority lien and security interest in all of Debtor's right, title and interest in all Properties and rights in Properties, whether now owned or existing or hereafter created, acquired or arising and wheresoever located including, without limitation, the following (collectively, "Collateral"):

All Accounts;

All Chattel Paper;

All Commercial Tort Claims;

All Deposit Accounts;

All Documents;

All Equipment;

All General Intangibles;

All Goods;

All Instruments;

All Inventory;

All Investment Property;

Letter-of-Credit Rights;


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All monies or other Property of any kind, now or at any time or times hereafter, in the possession or under the control of Lender or any affiliate of Lender or any representative, agent or correspondent of Lender;

All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (a), (b), (c), (d), (e), (f), (g), (h), (i), (j),
    (k), (l) and (m) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral and claims against any Person for loss of, damage to, or destruction of any or all of the Collateral; and

All books and records (including, without limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of Debtor pertaining to any of (a), (b), (c), (d), (e), (f), (g),
    (h), (i), (j), (k), (l), (m) and (n) above.

            Z. Perfection. Debtor will execute and deliver to Lender such security agreements, assignments (including, without limitation, assignments of specific Receivables, Inventory and General Intangibles), and other papers as Lender may at any time or from time to time reasonably request that are required to perfect or protect the security interest granted hereby. Debtor shall also cooperate with Lender in obtaining appropriate waivers or subordinations of interests from any Person having an interest in any Collateral and Debtor shall cooperate with Lender in obtaining control of Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights or Electronic Chattel Paper. In the event that Lender requests, Debtor shall instruct its Account Debtors to remit payments directly to Lender or to Lender's designee, which may be a Lockbox. Debtor authorizes Lender to execute alone any financing statements or other documents or instruments that Lender may require to perfect, protect or establish any lien or security interest granted to Lender by Debtor and further authorizes Lender to sign Debtor's name on the same and\or to file or record the same without Debtor's signature thereon. Debtor will perform any and all steps that Lender may request to perfect Lender's security interest in Inventory, including, but without limitation, placing and maintaining signs, appointing custodians, executing and filing financing or continuation statements in form and substance satisfactory to Lender, maintaining stock records and transferring of Inventory to warehouses. If any Inventory is in the possession or control of any third party other than a purchaser in the ordinary course of business or a public warehouseman where the warehouse receipt is in the name of or held by the Debtor, Debtor shall notify such person of Lender's security interest therein and, instruct such person or persons to hold all such Inventory for the account and benefit of Lender and subject to Lender's instructions. Debtor will deliver to Lender warehouse receipts covering any Inventory located in warehouses showing Lender as the beneficiary thereof and will also deliver to the warehouseman such agreements relating to the release of warehouse Inventory as Lender may request. If the Collateral is a motor vehicle required to be titled under applicable law, Debtor warrants that Lender's security interest will be recorded on the title certificates covering the Collateral and will deliver such certificates or other evidence of ownership to Lender as Lender requests. Debtor hereby appoints Lender as its attorney in fact to execute and deliver notices of lien, financing statements, assignments, and any other documents, notices, and agreements necessary for the perfection of Lender's security interests in the Collateral. Debtor appoints such person or persons as Lender may designate as Debtor's attorney-in-fact to endorse the name of Debtor on any checks, notes, drafts or other forms of payment or security that may come into the possession of Lender or any Affiliate of Lender, to sign Debtor's name on invoices or bills of lading, drafts against customers, notice of assignment, verifications and schedules and, generally, to do all things necessary to carry out this Agreement. Such attorney-in-fact may notify the Post Office authorities to change the


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address of delivery of mail to an address designated by Lender, and open and dispose of mail addressed to Debtor. The powers granted herein, being coupled with an interest, are irrevocable, and Debtor approves and ratifies all acts of the attorney-in-fact. Neither Lender nor the attorney-in-fact shall be liable for any act or omission, error in judgment or mistake of law so long as the same is not willful or grossly negligent. Debtor agrees to pay the costs of the continuation of Lender's security interests and releases or assignments of Lender's interests.

            REPRESENTATIONS, WARRANTIES AND COVENANTS. Debtor represents, warrants and covenants to Lender, and shall be deemed to continually do so, as long as this Agreement shall remain in force, that:

         AA. Inventory.

            Warranties With Respect to Inventory. (i) all representations made by Debtor to Lender and all documents and schedules given by Debtor to Lender, relating to the description, quantity, quality, condition and valuation of Inventory are true and correct, and (ii) Debtor has not received any Inventory on consignment or approval unless Debtor has notified Lender thereof in a Record, has marked such Inventory on consignment or approval or has segregated it from all other Inventory, and has appropriately marked its records to reflect that such Inventory is held on consignment or approval.

            Lender's Rights in Inventory. Lender's security interests in the Inventory shall continue through all steps of manufacture and sale and attach without further act to raw materials, work in process, finished goods, returned goods, documents of title, warehouse receipts, and to proceeds resulting from sale or disposition of Inventory. Until all Obligations of Debtor to Lender have been satisfied, Lender's security interest in Inventory and in all proceeds thereof shall continue in full force and effect. Upon the occurrence of a Default or an Event of Default (as defined below), Lender shall have, in its discretion and at any time, the right to take physical possession of the Inventory and to maintain it on Debtor's premises, in a public warehouse, or at such place as Lender may remove the Inventory or any part thereof. If Lender exercises its right to take possession of Inventory, Debtor will, upon demand, and at Debtor's own cost and expense assemble the Inventory and make it available to Lender at a place or places reasonably convenient to Lender.

            Debtor's Obligation with Respect to Inventory. All Inventory is and shall be maintained at the locations shown on Schedule 3.1(c) hereof. No Inventory shall be removed therefrom, except for the purpose of sale or in the ordinary course of Debtor's business, and except for such sales, Debtor will not sell, encumber, grant a security interest in, dispose of or permit the sale, encumbrance, return or disposal of any Inventory without Lender's prior consent contained in an Authenticated Record. If sales are made for cash, Debtor shall immediately deliver to Lender the identical checks or other forms of payment, which it receives. In the event that Inventory is stored with the manufacturer thereof, Debtor shall cause such manufacturer to enter into a no offset agreement with Lender which agreement is in form and substance satisfactory to Lender. Debtor shall provide Lender thirty (30) days prior written notice by means of an Authenticated Record of any new location of where Debtor maintains Inventory or closes any location where it maintains Inventory. This notice shall indicate whether the premises are owned or leased by Debtor or whether such premises are the premises of a warehouseman or other third party, and if owned by a third party, the name and address of such third party. Prior to


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      moving any Inventory to a new location, Debtor shall obtain a landlord's waiver in form and content acceptable to Lender in its discretion.

            Further Obligations of Debtor with Respect to Inventory. From time to time, and at least once every month in any event, Debtor shall execute and deliver to Lender, a confirmatory Record, in form and substance satisfactory to Lender, listing Debtor's Inventory, but any failure to execute or deliver the same shall not affect or limit Lender's security interest in and to the Inventory.

            Maintenance of Inventory Records. Debtor shall maintain full, accurate and complete records respecting Inventory, including a perpetual inventory, and all other Collateral at all times. Debtor will pay all costs to be paid on taxes, assessments, governmental charges or private encumbrances levied, assessed, imposed or payable upon or with respect to the Inventory, Equipment or other Collateral or any part thereof.

            Inventory Report. A physical verification of all Inventory wherever located will be taken by Debtor monthly at the end of each month and as often as reasonably required by Lender, and a copy of such physical verification shall be submitted to Lender. If Lender so requests, Debtor shall also submit to Lender a copy of any physical inventory. Debtor shall maintain full, accurate and complete records respecting Inventory, including a perpetual inventory, and all other Collateral at all times, and shall diligently endeavor to prepare an inventory reporting system that converts the perpetual inventory on hand into Inventory that is merchantable which Lender, in Lender's sole and absolute discretion, shall deem eligible to serve as the Collateral for Advances. Debtor covenants and agrees that beginning on that date that Debtor creates said inventory report and continuing through the Termination Date, Debtor shall deliver to Lender on a bi-monthly basis, said converted inventory report together with any additional reports that Lender in its sole discretion deems necessary to make an Advance.

          BB. Receivables.

            Warranties With Respect to Receivables. (i) will cover a bona fide sale and delivery of merchandise usually dealt in by Debtor in the ordinary course of its business or will cover the rendition of services by Debtor to customers of a kind ordinarily rendered in the ordinary course of Debtor's business, (ii) will be for a liquidated amount from a customer competent to contract therefor, (iii) is not subject to renegotiation,
      (iv) is not subject to any prepayment or credit and will not be subject to any deduction, offset, counterclaim, lien or other condition, and (v) is generally enforceable in accordance with its terms. Debtor further represents and warrants that all services to be performed by Debtor in connection with each Receivable have been performed.

            Confirmatory Written Assignments. Promptly after the creation of any Receivable, if Lender shall so request, Debtor shall execute and deliver confirmatory written assignments to Lender of Receivables, but the failure to execute or deliver any schedule or assignment shall not affect or limit any lien or other right of Lender in and to any Receivable. Debtor shall cause all of its invoices to be printed and to bear consecutive numbers, and to issue its invoices in such consecutive numerical order. On Lender's request therefor, Debtor shall also furnish to Lender copies of invoices to customers and shipping and delivery receipts or warehouse receipts thereof. Debtor will also furnish Lender with such other documents and instruments as Lender may request in connection with any Receivables, including detailed monthly agings. Debtor shall deliver to Lender


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      the originals of all letters of credit, notes, and Instruments in its favor and such endorsements or assignments as Lender may request.

            Notice of Certain Events. Debtor will notify Lender of all returns and recoveries of merchandise and of all claims asserted with respect to merchandise which such returns, recoveries or claims exceed $2,500.00 per occurrence. Debtor shall promptly report each such return, repossession or recovery of merchandise to Lender, advising it of the location thereof and providing it with a description of such goods and its location. Debtor shall not settle or adjust any dispute or claim, or grant any discount (except ordinary trade discounts), credit or allowance or accept any return of merchandise (except in the ordinary course of Debtor's business, provided that, such credit, allowance or return does not exceed $2,500.00), without Lender's consent. Upon the occurrence of a Default or an Event of Default, Lender may settle or adjust disputes or claims directly with customers or Account Debtors of Debtor for amounts and upon terms which it considers advisable. Where a Debtor receives Collateral of any kind or nature by reason of transactions between itself and its customers or Account Debtors, it will hold the same on Lender's behalf, subject to Lender's instructions, and as property forming part of the Receivables.

            Communication with Account Debtors. Debtor authorizes Lender, before or after the occurrence of an Event of Default, without notice to or the consent of Debtor, to communicate directly with customers or Account Debtors by whatever means Lender shall elect for the purpose of verifying the information supplied by Debtor to Lender with respect to Receivables. Upon Lender's request, before or after the occurrence of an Event of Default, Debtor shall provide Lender with a list of the addresses of its Account Debtors.

          CC. Equipment.

            Warranties With Respect to Equipment. Annexed hereto as Schedule 3.3(a) is a list showing all of Debtor's Equipment and describing the location where the same is kept. All Equipment, now owned or hereafter acquired, will be kept at the location or locations shown on the Schedule unless Debtor shall provide Lender thirty (30) days prior written notice by means of an Authenticated Record of any new location of where Debtor maintains Equipment or closes any location where it maintains Equipment. This notice shall indicate whether the premises are owned or leased by Debtor or whether such premises are the premises of a warehouseman or other third party, and if owned by a third party, the name and address of such third party. Prior to moving any Equipment to a new location, Debtor shall obtain a landlord's waiver in form and content acceptable to Lender in its discretion.

            Debtor's Obligations With Respect to Equipment. Debtor shall keep all of its Equipment in a good state of repair, and will make all repairs and replacements when and where necessary, will not waste or destroy Equipment or any part thereof, and will not be negligent in the care, or use, thereof. Debtor shall keep accurate lists and records reflecting its Equipment and shall retain copies of all warranties, manuals and manufacturers or vendors' requirements with respect thereto. All Equipment shall be used in accordance with law and prudent business practice and the manufacturer's instructions and shall be kept separate from and shall not be annexed or affixed to or become part of the realty except where Lender first consents in an Authenticated Record.

          DD. Ownership and Maintenance of Collateral. Debtor is the owner of the Collateral with good, marketable and indefeasible title thereto, free and clear of all liabilities,


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mortgages, security interests, leases, liens, pledges, encumbrances, restrictions, charges, claims or imperfections of title whatsoever, except for the lien granted to the Lender pursuant to this Agreement and the other liens permitted to exist on the Collateral pursuant to the Loan Agreement.

          EE. Maintenance of Collateral. Debtor shall continually take such steps as are necessary and prudent to protect the interest of Lender in the Collateral including, but not limited to, the following:

            Maintain books and records relating to the Collateral satisfactory to Lender and shall allow Lender or its representatives access to such records and the Collateral at all reasonable times for the purpose of examination, inspection, verification, copying, extracting and other reasonable purposes as Lender may require;

            Maintain the Collateral and the books and records relating to the Collateral at Debtor's address indicated above, at any address listed on Schedule A or at such other address as Lender shall permit, in its sole discretion, upon the request to Lender contained in an Authenticated Record from Debtor;

            Execute and deliver to Lender such other and further documentation necessary to evidence, effectuate or perfect its security interest in the Collateral including, without limitation, any documentation to give Lender control of all Deposit Accounts, Investment Properties, Letter of Credit Rights, and Electronic Chattel Paper;

            Defend the Collateral against all claims and demands of third parties at any time claiming the same or any interest therein, except buyers of Inventory in the ordinary course of Debtor's business;

            Except for the security interest of Lender, and except as permitted pursuant to the Loan Agreement, Debtor will not, without prior consent of Lender contained in an Authenticated Record, sell, transfer or otherwise dispose of the Collateral or any interest therein, in bulk or otherwise, except for the sale of Inventory in the ordinary course of business;

            Notify Lender in the event of material loss or damage to the Collateral or of any material adverse change in Debtor's business, financial condition or the Collateral, or of any other occurrences which could materially and adversely affect the security of Lender;

            Pay all expenses incurred in the manufacture, delivery, storage or other handling of the Collateral and all taxes which are or may become a lien on the Collateral, promptly when due, and in any event reimburse Lender, on demand, for any expenses which Lender might incur following the occurrence of a Default or an Event of Default, in satisfying such expenses or taxes, which Lender, in its sole discretion, deems necessary in order to protect the Collateral;

            Maintain insurance on the Collateral from carriers acceptable to Lender of such types, coverage, form and amount as is usually carried on similar goods by similar enterprises. In the event Debtor fails to maintain such insurance, the same may be maintained by Lender, at its option, and Debtor shall reimburse Lender for the cost thereof, on demand; and


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            If requested by Lender: (i) mark its records evidencing the
      Collateral in a manner satisfactory to Lender so as to indicate the security interest of Lender hereunder; (ii) furnish to Lender any chattel paper, invoices, documents, schedules, purchase orders, delivery receipts, contracts or other documents representing or relating to any of the Collateral; (iii) promptly reflect in its books, records, and reports to Lender the rejection of goods, delay in delivery or performance, or claims made, in regard to any Collateral and after a Default or an Event of Default inform Lender immediately of any of the same; (iv) prior to a Default or an Event of Default, with respect to material debtors and obligors, and thereafter with respect to all debtors and obligors, furnish to Lender all information received by Debtor indicating a material adverse change in the financial standing of any Account Debtor, debtor under any General Intangible, or obligor under any Receivables; (v) immediately notify Lender if any of the Collateral arises out of contracts for the improvement of real property, deals with a public improvement or is with the United States, any state, or any department, agency or instrumentality thereof, and execute any instruments and take any steps required by Lender in order that all moneys due or to become due under any such contract shall be assigned to Lender and notice thereof be given as required by law; (vi) furnish to Lender such financial statements, reports, certificates, lists of Account Debtors (showing names, addresses, telephone and facsimile numbers, and amounts owing) and other data concerning the Collateral and other matters as Lender may, from time to time, request; and (vii) fully cooperate with Lender in the exercising of its rights and methods for verification of the Collateral.

          FF. Authority. Debtor is authorized to enter into and implement this Agreement and has taken all necessary actions, corporate or otherwise, in relation to such authorization.

          GG. Fixtures/Landlords. The Collateral will remain personalty and will not be permanently affixed to real estate without the prior consent of Lender contained in an Authenticated Record. If any of the Collateral is or will be a fixture, Debtor will provide legal descriptions and the names of record owners of the premises to which the Collateral will be affixed sufficient for perfection of the security interests of Lender. Debtor will provide disclaimers of interest and removal agreements, in form satisfactory to Lender.

          HH. Commercial Tort Claims. If Debtor at any time holds or acquires a Commercial Tort Claim (as such term is defined in the New York Uniform Commercial Code), it shall promptly notify Lender in a writing signed by it of the particulars thereof and grant to Lender in such writing a security interest in such Commercial Tort Claim and in the proceeds thereof, all upon the terms of this Guaranty, with that writing to be in form and substance approved by Lender.

          EVENTS OF DEFAULT. Any of the following events or occurrences shall constitute an "Event of Default" under this Agreement:

            the occurrence of any Event of Default under any of the Loan Documents;

            the failure of Debtor to perform or comply with any provision of this Agreement and the continuance of such failure beyond any applicable grace and/or notice period; or


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            the occurrence of a material adverse change in the condition, marketability or value of the Collateral, unless such change is caused by an event for which insurance coverage is in effect and the proceeds of such insurance are paid to Lender.

          RIGHTS OF LENDER.

          II. General Rights. The rights of Lender shall at all times be those of a secured party under the UCC. Without limiting the generality of the foregoing, Lender shall have the additional rights set forth in this Agreement.

          JJ. Lender's Right to Perform Debtor's Obligations. In the event that Debtor shall fail to purchase or maintain insurance, or to pay any tax, assessment, government charge or levy, except as the same may be otherwise permitted hereunder, or under the other Loan Documents, or in the event that any lien, encumbrance or security interest prohibited hereby shall not be paid in full or discharged, or in the event that Debtor shall fail to perform or comply with any other covenant, promise or Obligation to Lender hereunder or under any other Loan Document, Lender may, but shall not be required to, perform, pay, satisfy, discharge or bond the same for the account of Debtor, and all monies so paid by Lender, including actual attorneys' fees and expenses, shall be treated as part of the Obligations.

          KK. Collections; Modifications of Terms. Without limiting any rights Lender may have pursuant to this Agreement or otherwise, upon the occurrence and during the continuance of a Default or an Event of Default, Lender may demand, sue for, collect and give receipts for any money, Instruments or property payable or receivable on account of or in exchange for any of the Collateral, or make any compromises it deems necessary or proper, including without limitation, extending the time of payment, permitting payment in installments, or otherwise modifying the terms or rights relating to any of the Collateral, all of which may be effected without notice to or consent by Debtor and without otherwise discharging or affecting the Obligations, the Collateral or the security interest granted under this Agreement or any of the Loan Documents.

          LL. Notification of Account Debtors. Without limiting any rights of Secured Party pursuant to this Agreement or under applicable law, after a Default or an Event of Default has occurred, (i) Debtor, at the request of Lender, shall notify the Account Debtors of Lender's security interest in Debtor's Receivables; and (ii) Lender may notify the Account Debtors of Lender's security interest in the Receivables and to make payment directly to Lender, and Lender may endorse all items of payment received by it that are payable to Debtor. Debtor authorizes such parties to make such payments directly to Lender and to rely on notice from Lender without further inquiry. Lender may demand and take all necessary or desirable steps to collect such Collateral in either its or Debtor's, name, with the right to enforce, compromise, settle, or discharge any of the foregoing.

          MM. Insurance. Without limiting any rights of Lender pursuant to this Agreement or under applicable law, after a Default or Event of Default has occurred, Lender may file proofs of loss and claim with respect to any of the Collateral with the appropriate insurer, and may endorse in its own and Debtor's name any checks or drafts constituting insurance proceeds. Any insurance proceeds received by Lender may be applied by it against Debtor's Obligations under the Loan Documents.

          NN. Waiver of Rights by Debtor. Except as may be otherwise specifically provided herein, Debtor waives, to the extent permitted by law, any bonds, security or sureties required by any statute, rule or otherwise by law as an incident to any taking of possession by Lender of any Collateral. Debtor authorizes Lender, upon the occurrence of an a Default or Event of Default, to enter upon any premises owned by or leased to Debtor where the Collateral is kept, without obligation to pay rent or for use and occupancy, through self help, without judicial process and without having first given notice to Debtor or obtained an order of any court, and peacefully retake possession thereof by securing at or removing same from such premises.

          OO. Lender's Rights. Debtor agrees that Lender shall not have any obligation to preserve rights to any Collateral against prior parties or to marshall any Collateral of any kind for the benefit of any other creditor of Debtor or any other Person. After the occurrence of a Default or an Event of Default, Lender is hereby granted a license or other right to use, without charge, Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and Debtor's rights under all licenses and any franchise, sales or distribution agreements shall inure to Lender's benefit for such purpose.

          PP. Rights on Default.

            Upon the occurrence of any Default or an Event of Default, and after giving effect to any applicable grace period, in addition to and without limiting any rights Lender may have under any agreement, document or instrument evidencing or representing any obligation of Debtor to Lender or executed in connection with any such obligation, Lender is hereby authorized to declare any or all of the Obligations to be immediately due and payable, and the rights and remedies of Lender with respect to the Collateral shall be as set forth herein, in the UCC and as otherwise available under applicable law.

            Lender may, without demand, advertising or notice, all of which Debtor hereby waives (except as the same may be required by law), sell, lease, license, dispose of, deliver and grant options to a third party to purchase, lease or otherwise dispose of any and all Collateral held by it or for its account at any time or times in one or more public or private sales or other dispositions, for cash, on credit or otherwise, as such prices and upon such terms as Lender, in its sole discretion, deems advisable. Lender, in its sole discretion, is authorized to disclaim any and all warranties under ss.9-610(d) of the UCC. Without requiring notice to Debtor, all requirements of reasonable notice under this section shall be met if such notice is mailed, postage prepaid, to Debtor at its address set forth herein or such other address as Debtor may have provided to Lender, in a Record, at least ten (10) days before the time of such sale or disposition. Lender may, if it deems it reasonable, postpone or adjourn any sale of any Collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned without being required to give a new notice of sale, provided, however, that Lender shall provide Debtor with written notice of the time and place of such postponed or adjourned sale. Lender may be the purchaser at any such sale, and payment may be made, in whole or in part, in respect of such purchase price by the application of Obligations due from Debtor to Lender. Debtor shall be obligated for, and the proceeds of sale shall be applied first to, the costs of retaking, refurbishing, storing, guarding, insuring, preparing for sale, and selling the Collateral, including the fees and disbursements of attorneys, auctioneers, appraisers, consultants and accountants employed by Lender. Proceeds from the Sale or other disposition or Collateral shall be applied to the payment, in whatever order Lender may elect, of all Obligations of Debtor. Lender shall return any excess to Debtor and

      Debtor shall remain liable for any deficiency. Collateral securing purchase money security interests also secures non-purchase money security interests. To the extent Debtor uses an advance under the Loan Documents to purchase Collateral, Debtor's repayment of such advance shall apply on a "first-in-first-out" basis so that the portion of the advance used to purchase a particular item of Collateral shall be paid in the chronological order the Debtor purchased the Collateral. Upon request of Lender, Debtor will assemble and make the Collateral available to Lender, at a reasonable place and time designated by Lender. Debtor's failure to take possession of any Collateral at any time and place reasonably specified by Lender in a Record to the Debtor shall constitute an abandonment of such Property.

            Lender shall not be responsible to Debtor for loss or damage resulting from Lender's failure to enforce or collect any Collateral or any monies due or to become due under any liability of Debtor to Lender.

            After a Default or an Event of Default, Debtor (i) will make no change in any Receivable or General Intangible, and (ii) shall receive as the sole property of Lender and hold in trust for Lender all monies, checks, notes, drafts, and other property (collectively called "Items of Payment") representing the proceeds of any Collateral.

            After a Default or an Event of Default, Lender may but shall be under no obligation to: (i) notify all appropriate parties that the Collateral, or any part thereof, has been assigned to Lender; (ii) collect any Receivables or General Intangibles in its or Debtor's name, and apply any such collections against such obligations of Debtor to Lender as Lender may select; (iii) take control of any cash or non?cash proceeds of any item of the Collateral; (iv) compromise, extend or renew any Receivables, General Intangible, or document, or deal with the same as it may deem advisable; and (v) make exchanges, substitutions or surrender of items comprising the Collateral.

          QQ. Lender's Right of Set-Off. Lender may, at any time upon the occurrence of a Default or an Event of Default hereunder and without any further notice to Debtor (such notice being expressly waived), set-off or apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, or any other Indebtedness at any time owing by Lender or any affiliate of Lender or any participant in Lender's loans, to Debtor to or for the credit or the account of Debtor against any Obligation irrespective of whether any demand has been made hereunder or whether such Obligation is mature.

          RR. Expense of Collection and Sale. Debtor agrees to pay all costs and expenses incurred by Lender in connection with the negotiation and preparation of this Agreement or any other document, or any other Loan Documents executed in connection herewith, in determining Lender's rights under, and in enforcing and collecting the indebtedness represented by the guaranty and in determining its rights under and enforcing the security interests created by this Agreement, including, without limitation, costs and expenses relating to taking, holding, insuring, preparing for sale, appraising, selling or otherwise realizing on the Collateral, and reasonable attorneys' fees and expenses in connection with any of the foregoing. All such reasonable costs and expenses shall be payable on demand, and shall bear interest at the highest rate charged on any Obligation, payable on demand, from the date of Lender's payment of such costs and expenses until payment in full is made by Debtor, at the highest rate of interest permitted by law.

          SS. Compliance with Other Laws. Lender may comply with any applicable law requirements in connection with a disposition of the Collateral, and compliance will not be considered adversely to effect the commercial reasonableness of any sale of the Collateral.

          TT. Warranties. Lender may sell the Collateral without giving any warranties. Lender may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.

          UU. Sales on Credit. If Lender sells any of the Collateral on credit, Debtor will be credited only with payments actually made by the purchaser, received by Lender and applied to the Indebtedness. If the purchaser fails to pay for the Collateral, Lender may resell the Collateral, and Debtor shall be credited with the proceeds of the sale.

          GENERAL PROVISIONS.

          VV. Waivers. Debtor expressly waives notice of nonpayment, demand, presentment, protest or notice of protest in relation to the Loan Documents or the Collateral. No delay or omission of Lender in exercising or enforcing any of its rights, powers, privileges, options or remedies under this Agreement shall constitute a waiver thereof, and no waiver by Lender of any default by Debtor shall operate as a waiver of any other default.

          WW. Remedies Not Exclusive. All rights and remedies of Lender under this Agreement shall be cumulative and not alternative or exclusive, irrespective of any other collateral guaranty, right or remedy and may be exercised by Lender at such time or times and in such order as Lender, in its sole discretion, may determine, and are for the sole benefit of Lender. The exercise or failure to exercise such rights and remedies shall not result in liability to Debtor or others except in the event of willful misconduct or bad faith by Lender, and in no event shall Lender be liable for more than it actually receives as a result of the exercise or failure to exercise such rights and remedies.

          XX. Successors and Assigns. This Agreement is entered into for the benefit of the parties hereto and their successors and assigns. It shall be binding upon and shall inure to the benefit of such parties, their successors and assigns. Lender shall have the right, without the necessity of any further consent or authorization by the Debtor, to sell, assign, securitize or grant participation in all, or a portion of, Lender's interest in the Collateral, to other financial institutions of the Lender's choice and on such terms as are acceptable to Lender in its sole discretion.

          YY. Notices. Wherever this Agreement provides for notice to any party (except as expressly provided to the contrary), it shall be given by messenger, facsimile, certified U.S. mail with return receipt requested, or nationally recognized overnight courier with receipt requested, effective when received by the party to whom addressed, and shall be addressed as follows, or to such other address as the party affected may hereafter designate:

          If to Lender:    Keltic Financial Partners, LP    Attn: John P. Reilly, Managing Partner
                                                            555 Theodore Fremd Avenue, Suite C-207
                                                            Rye, New York 10580
                                                            Tel: (914) 921-3555
                                                            Fax: (914) 921-1154

                With a copy to:     Clinton A. Poff, Esq.
                                    Poff & Bowman LLC
                                    1600 Route 208 North
                                    PO Box 24
                                    Hawthorne, New Jersey 07507
                                    Tel:  (973) 636-9770
                                    Fax: (973) 636-9777

                If to Debtor:       Hudson Technologies Company
                                    Attn:  Brian F. Coleman, President and
                                             Chief Operating Officer
                                    275 North Middletown Road
                                    Pearl River, New York 10965
                                    Tel:  (845) 735-6000
                                    Fax: (845) 512-6070

                With a copy to:     Stephen P. Mandracchia, Esq.
                                    Hudson Technologies Company
                                    275 North Middletown Road
                                    Pearl River, New York 10965
                                    Tel:  (845) 735-6000
                                    Fax: (845) 512-6070

          ZZ. Strict Performance. The failure, at any time or times hereafter, to require strict performance by the Debtor of any provision of this Agreement shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Lender of any Default or Event of Default by the Debtor under this Agreement or any other Loan Document shall not suspend, waive or affect any other Default or Event of Default by the Debtor under this Agreement or any other Loan Document, whether the same is prior or subsequent thereto and whether of the same or a different type.

          AAA. Construction of Agreement. The parties hereto agree that the terms and language of this Agreement were the result of negotiations between the parties, and, as a result, there shall be no prescription that any ambiguities in this Agreement shall be resolved against either party. Any controversy over the construction of this Agreement shall be decided mutually without regard to events of authorship or negotiation.

          BBB. WAIVER OF RIGHT TO JURY TRIAL.

            Debtor and Lender recognize that in matters related to this Agreement, and as it may be subsequently modified and/or amended, any such party may be entitled to a trial in which matters of fact are determined by a jury (as opposed to a trial in which such matters are determined by a federal or state judge). By execution of this Agreement, Debtor and Lender will give up their respective right to a trial by jury. Debtor and Lender each hereby expressly acknowledged that this waiver is entered into to avoid delays, minimize trial expenses, and streamline the legal proceedings in order to accomplish a quick resolution of claims arising under or in connection with this Agreement.

            WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, DEBTOR AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT DEBTOR OR LENDER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, DIRECTLY OR INDIRECTLY, AT ANY TIME ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, OR ANY TRANSACTION CONTEMPLATED THEREBY OR HEREBY, BEFORE OR AFTER MATURITY.

            CERTIFICATIONS. DEBTOR HEREBY CERTIFIES THAT NEITHER ANY REPRESENTATIVE NOR AGENT OF LENDER NOR LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. DEBTOR ACKNOWLEDGES THAT LENDER HAS BEEN

      INDUCED TO ENTER INTO THE TRANSACTION BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATION HEREIN.

          CCC. Entire Agreement; Amendments; Lender's Consent. This Agreement (including the Exhibits and Schedules thereto) and the other Loan Documents supersede, with respect to their subject matter, all prior and contemporaneous agreements, understandings, inducements or conditions between the respective parties, whether express or implied, oral or written. No amendment or waiver of any provision of this Agreement or any of the Loan Documents, nor consent to any departure by Debtor therefrom, shall in any event be effective unless the same shall be in a Record Authenticated by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          DDD. Cross Default; Cross Collateral. Debtor hereby agrees that (a) all other agreements between Debtor and Lender are hereby amended so that a Default or an Event of Default under this Agreement is a default under all such other agreements and a default under any of such other agreements is a Default or an Event of Default under this Agreement, and (b) the Collateral under this Agreement secures the Obligations now or hereafter outstanding under all other agreements between Debtor and Lender and the Collateral pledged under any other agreement with Lender secures the Obligations under this Agreement.

          EEE. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          FFF. Severability of Provisions. Any provision of this Agreement or any of the other Loan Documents that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or the other Loan Documents or affecting the validity or enforceability of such provision in any other jurisdiction.

          GGG. Table of Contents; Headings. The table of contents and headings preceding the text of this Agreement are inserted solely for convenience of reference and shall not constitute a part of this Agreement or affect its meaning, construction or effect.

          HHH. Exhibits and Schedules. All of the Exhibits and Schedules to this Agreement are hereby incorporated by reference herein and made a part hereof.

          III. Governing Law; Consent To Jurisdiction.

            THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY LENDER AND ACCEPTED BY DEBTOR IN THE STATE OF NEW YORK, AND THE PROCEEDS OF OBLIGATIONS DELIVERED PURSUANT THERETO WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREIN, AND IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE

      UNITED STATES OF AMERICA EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE APPLICABLE INDIVIDUAL PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND THE ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE INDEBTEDNESS OR OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, LENDER AND DEBTOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE OBLIGATIONS, AND THIS AGREEMENT AND THE OBLIGATIONS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR DEBTOR, ANY GUARANTOR OR OTHER PARTY TO THIS TRANSACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE INSTITUTED IN THE SOLE OPTION OF LENDER IN ANY FEDERAL OR STATE COURT LOCATED IN WESTCHESTER COUNTY, NEW YORK, PURSUANT TO ss. 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND LENDER AND DEBTOR WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND LENDER AND DEBTOR HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. DEBTOR SHALL DESIGNATE FROM TIME TO TIME AN AUTHORIZED AGENT HAVING AN OFFICE IN THE STATE OF NEW YORK TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND AGREES THAT SERVICE OF PROCESS UPON SUCH AGENT AT SUCH ADDRESS AND WRITTEN NOTICE OF SUCH SERVICE ON DEBTOR MAILED OR DELIVERED TO DEBTOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH DEBTOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. DEBTOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGE OF ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. DEBTOR REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS CONSENT TO JURISDICTION PROVISION WITH ITS LEGAL COUNSEL, AND HAS MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized on the day and year first above written.

                                            KELTIC FINANCIAL PARTNERS, LP

                                            By:   KELTIC FINANCIAL SERVICES LLC,
                                                     its general partner


                                            By: /s/ John P. Reilly
                                               ---------------------------------
                                               John P. Reilly, Managing
                                               Partner


                                            HUDSON TECHNOLOGIES COMPANY


                                            By: /s/ Brian F. Coleman
                                               ---------------------------------
                                               Brian F. Coleman
                                               President and Chief Operating
                                               Officer

                                   Schedule A
                              Collateral Locations

Facility          Address                            Landlord                           Term
--------          -------                            --------                           ----
Champaign, Il     3402 North Mattis Avenue           Busey Bank                         12/1/02 - 11/30/04
                  Champaign, Illinois                201 West Main Street
                                                     Urbana, Illinois 61803-7430

Houston, Tx.      12820 Hempstead Hwy., Suite D      Two Ninety, Ltd.                   7/15/00-6/30/03
                  Houston, Texas                     1527 West Alabama
                                                     Houston, Texas 77006

Seattle, Wa.      1320 26th St. NW, Ste 11           Park 26, LLC                       4/1/02 -3/31/04
                  Auburn, Washington                 c/o The Andover Company, Inc.
                                                     415 Baker Boulevard, Suite 200
                                                     Tukwila, WA  98188

Charlotte, NC     2720 Westport Road                 Thomas & Nancy Cox                 4/24/98 -4/23/00
                  Charlotte, North Carolina          c/o Colliers Pinkard               now month to month
                                                     330 S. Tryon Street, Suite 301
                                                     Charlotte, NC 28202-1916

Punta Gorda, Fl.  5474 Williamsburg Drive            Rick Treworgy                      12/15/01 - 12/14/03
                  Punta Gorda, Florida               5445 Williamsburg Drive
                                                     Punta Gorda, Florida 33982

Pearl River, NY   275 N. Middletown Road             275 N. Middletown Road, LLC        1/1/03 - 12/31/06
                  Pearl River, New York              275 North Middletown Road
                                                     Pearl River, New York 10965

Baton Rouge, La.  11245 Airline Highway              Reulet Family Holdings, LLC        8/1/02 - 7/31/05
                  Baton Rouge, Louisiana             c/o John A. Reulet, Sr., President
                                                     3037 Jones Creek Road
                                                     Baton Rouge, Louisiana 70817

Villa Park, Il.   739 North Harvard Ave.             HVP Partners                       6/1/99 - 8/31/05
                  Villa Park, Illinois               17 W 335 Belmont
                                                     Bensenville, Illinois 60106

Baltimore, Md.    2605 Lord Baltimore Dr.            MIE Properties, Inc.               9/1/01 - 8/31/05
                  Baltimore, Maryland                5720 Executive Drive
                                                     Baltimore, Maryland 21288-1757

Rantoul, IL       896 West Champaign St.             Roeco Enterprises, Inc.            10/1/97 - 9/30/02
                  Rantoul, Illinois                  PO Box 583                         now month to month
                                                     Rantoul, Illinois 61866

                                Schedule 3.1 (c)
                               Inventory Locations

Facility          Address                            Landlord                           Term
--------          -------                            --------                           ----
Champaign, Il     3402 North Mattis Avenue           Busey Bank                         12/1/02 - 11/30/04
                  Champaign, Illinois                201 West Main Street
                                                     Urbana, Illinois 61803-7430

Houston, Tx.      12820 Hempstead Hwy., Suite D      Two Ninety, Ltd.                   7/15/00-6/30/03
                  Houston, Texas                     1527 West Alabama
                                                     Houston, Texas 77006

Seattle, Wa.      1320 26th St. NW, Ste 11           Park 26, LLC                       4/1/02 -3/31/04

                  Auburn, Washington                 c/o The Andover Company, Inc.
                                                     415 Baker Boulevard, Suite 200
                                                     Tukwila, WA  98188

Charlotte, NC     2720 Westport Road                 Thomas & Nancy Cox                    4/24/98 -4/23/00
                  Charlotte, North Carolina          c/o Colliers Pinkard                  now month to month
                                                     330 S. Tryon Street, Suite 301
                                                     Charlotte, NC 28202-1916

Punta Gorda, Fl.  5474 Williamsburg Drive            Rick Treworgy                         12/15/01 - 12/14/03
                  Punta Gorda, Florida               5445 Williamsburg Drive
                                                     Punta Gorda, Florida 33982

Baton Rouge, La.  11245 Airline Highway              Reulet Family Holdings, LLC           8/1/02 - 7/31/05
                  Baton Rouge, Louisiana             c/o John A. Reulet, Sr., President
                                                     3037 Jones Creek Road
                                                     Baton Rouge, Louisiana 70817

Villa Park, Il.   739 North Harvard Ave.             HVP Partners                          6/1/99 - 8/31/05
                  Villa Park, Illinois               17 W 335 Belmont
                                                     Bensenville, Illinois 60106

Baltimore, Md.    2605 Lord Baltimore Dr.            MIE Properties, Inc.                  9/1/01 - 8/31/05
                  Baltimore, Maryland                5720 Executive Drive
                                                     Baltimore, Maryland 21288-1757

Rantoul, IL       896 West Champaign St.             Roeco Enterprises, Inc.               10/1/97 - 9/30/02
                  Rantoul, Illinois                  PO Box 583                            now month to month
                                                     Rantoul, Illinois 61866

                                 Schedule 3.3(a)
                        Equipment and Equipment Location

Facility          Address                            Landlord                           Term
--------          -------                            --------                           ----
Champaign, Il     3402 North Mattis Avenue           Busey Bank                         12/1/02 - 11/30/04
                  Champaign, Illinois                201 West Main Street
                                                     Urbana, Illinois 61803-7430

Houston, Tx.      12820 Hempstead Hwy., Suite D      Two Ninety, Ltd.                   7/15/00-6/30/03
                  Houston, Texas                     1527 West Alabama
                                                     Houston, Texas 77006

Seattle, Wa.      1320 26th St. NW, Ste 11           Park 26, LLC                       4/1/02 -3/31/04
                  Auburn, Washington                 c/o The Andover Company, Inc.
                                                     415 Baker Boulevard, Suite 200
                                                     Tukwila, WA  98188

Charlotte, NC     2720 Westport Road                 Thomas & Nancy Cox                 4/24/98 -4/23/00
                  Charlotte, North Carolina          c/o Colliers Pinkard               now month to month
                                                     330 S. Tryon Street, Suite 301
                                                     Charlotte, NC 28202-1916

Punta Gorda, Fl.  5474 Williamsburg Drive            Rick Treworgy                      12/15/01 - 12/14/03
                  Punta Gorda, Florida               5445 Williamsburg Drive
                                                     Punta Gorda, Florida 33982

Pearl River, NY   275 N. Middletown Road             275 N. Middletown Road, LLC        1/1/03 - 12/31/06
                  Pearl River, New York              275 North Middletown Road
                                                     Pearl River, New York 10965

Baton Rouge, La.  11245 Airline Highway              Reulet Family Holdings, LLC        8/1/02 - 7/31/05
                  Baton Rouge, Louisiana             c/o John A. Reulet, Sr., President
                                                     3037 Jones Creek Road
                                                     Baton Rouge, Louisiana 70817

Villa Park, Il.   739 North Harvard Ave.             HVP Partners                       6/1/99 - 8/31/05
                  Villa Park, Illinois               17 W 335 Belmont
                                                     Bensenville, Illinois 60106

Baltimore, Md.    2605 Lord Baltimore Dr.            MIE Properties, Inc.               9/1/01 - 8/31/05
                  Baltimore, Maryland                5720 Executive Drive
                                                     Baltimore, Maryland 21288-1757

Rantoul, IL       896 West Champaign St.             Roeco Enterprises, Inc.            10/1/97 - 9/30/02
                  Rantoul, Illinois                  PO Box 583                         now month to month
                                                     Rantoul, Illinois 61866
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